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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




              DATE OF REPORT                               JANUARY 20, 1994
     (Date of earliest event reported)




                      MITCHELL ENERGY & DEVELOPMENT CORP.
               (Exact name of registrant as specified in charter)



                         COMMISSION FILE NUMBER 1-6959




               TEXAS                                     74-1032912
      (State of Incorporation)              (I.R.S. Employer Identification No.)



        2001 TIMBERLOCH PLACE
        THE WOODLANDS, TEXAS                                77380
(Address of Principal Executive Offices)                  (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: (713) 377-5500


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ITEM 5 - OTHER EVENTS

       On January 20, 1994 Mitchell Energy & Development Corp. (the Company) agreed to issue $100,000,000 of 5.10% Senior Notes Due 1997 pursuant to a shelf registration statement (No. 33-57332) on Form S-3 covering an aggregate of up to $400,000,000 of Debt Securities to be sold from time to time. The notes are being issued pursuant to the terms of a Senior Indenture dated as of January 1, 1993, as supplemented by a First Supplemental Indenture dated as of January 15, 1994 and a Second Supplemental Indenture dated as of January 20, 1994 between the Company and NationsBank of Texas, National Association, as trustee.

       Proceeds from the sale will be used to repay floating-rate borrowings under revolving credit agreements of the Company's primary energy and real estate subsidiaries.

ITEM 7(C) - EXHIBITS

       The following documents are filed as exhibits to this report in accordance with Item 601 of Regulation S-K.

      1 Terms Agreement dated January 20, 1994, between Mitchell Energy & Development Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Citicorp Securities, Inc.; J. P. Morgan Securities Inc. and UBS Securities Inc.

      4(a) Second Supplemental Indenture dated January 20, 1994 between Mitchell Energy & Development Corp. and NationsBank of Texas, National Association, as Trustee under the original Indenture.

      4(b) Specimen 5.10% Senior Note Due 1997 of Mitchell Energy & Development Corp.

      5        Opinion of Vinson and Elkins L.L.P.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MITCHELL ENERGY & DEVELOPMENT CORP.



Dated:  January 27, 1994                       /s/ Philip S. Smith
                                        ________________________________________
                                        Philip S. Smith
                                        Senior Vice President - Administration,
                                        Chief Financial Officer and
                                        Principal Accounting Officer
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                      MITCHELL ENERGY & DEVELOPMENT CORP.
                               INDEX TO EXHIBITS



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
                      Exhibit
                      Number                                    Exhibit
                      -------                                   -------
                       1                Terms Agreement dated January 20, 1994, between Mitchell
                                        Energy & Development Corp; Merrill Lynch, Pierce, Fenner &
                                        Smith Incorporated; Citicorp Securities, Inc.; J.P. Morgan
                                        Securities, Inc. and UBS Securities, Inc.

                       4(a)             Second Supplemental Indenture dated January 20, 1994 between
                                        Mitchell Energy & Development Corp. and NationsBank of Texas,
                                        National Association, as Trustee under the original Indenture.

                                        Specimen 5.10% Senior Note Due 1997 of Mitchell Energy &
                       4(b)             Development Corp.

                       5                Opinion of Vinson and Elkins L.L.P.

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